UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 30, 1997


              RESOURCES ACCRUED MORTGAGE INVESTORS L.P.- SERIES 86
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             (Exact name of registrant as specified in its charter)



         DELAWARE                       0-15724                 13-3294835
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(State or other jurisdiction    (Commission File Number)    (IRS Employer ID No)
     of incorporation)


 411 West Putnam Avenue, Greenwich, CT                            06830
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code             203-862-7000


          (Former name or former address, if changed since last report)

              RESOURCES ACCRUED MORTGAGE INVESTORS L.P.-SERIES 86

                                 Current Report

                                       on

                                    Form 8-K


Item 5.  Other Events

On or about July 15, 1997 Registrant will make a cash distribution in the amount of $4,168,000 ($12.00 per Limited Partnership unit) to Limited Partners of record as of July 1, 1997. The source for the distribution is excess working capital reserves accumulated as a result of the payment of the Tri-State loan and the payment related to the equity participation certificate related to the Boran loan.



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.










                             Resources Accrued Mortgage Investors L.P.-Series 86 a Delaware limited partnership
                             By: Resources Capital Corp.

Dated:  June 30, 1997        /s/Joseph Jacobs
                             ----------------
                             Joseph Jacobs
                             President

Dated:  June 30, 1997
                             /s/Jay L. Maymudes
                             ------------------
                             Jay L. Maymudes
                             Vice President